UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2022
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On March 18, 2022, the Audit Committee (“Audit Committee”) of the Board of Directors of Leonardo DRS, Inc. (the “Company”) selected Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, subject to completion of EY’s standard client acceptance procedures and execution of an engagement letter. The Company will dismiss KPMG LLP (“KPMG”), which is currently serving as the Company’s independent registered public accounting firm, upon completion of their audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2021, and the issuance of their report thereon. The Audit Committee has selected EY in connection with the selection by the Company’s ultimate parent Leonardo S.p.A. of an affiliate of EY to serve as independent auditors of Leonardo S.p.A. in light of European mandatory audit firm rotation rules.
KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report on the Company’s consolidated financial statements as of and for the years ended December 31, 2019 and 2020, which contained an unqualified opinion that the financial statements present fairly, in all material respects, the Company’s financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, included an emphasis-of-matter paragraph stating that “As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019 in accordance with the adoption of Accounting Standard Codification (ASC) Topic 842, Leases.”
During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim periods through March 18, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports; or (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated March 23, 2022, is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim periods through March 18, 2022, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
16.1	Letter from KPMG LLP
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: March 23, 2022	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary